                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                             ENDED JUNE 30, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

KEMPER INTERMEDIATE
GOVERNMENT TRUST

              "...The first half of 1999 was a more volatile period
              than the government market typically experiences. ...
              However, investor expectations began to shift as the
              year developed. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Portfolio Statistics
8
Portfolio of Investments
10
Financial Statements
12
Notes to Financial Statements
14
Financial Highlights
15
Year 2000 Shareholders' Meeting



At A GLANCE
--------------------------------------------------------------------------------
TOTAL RETURNS
--------------------------------------------------------------------------------
For the six-months ended June 30, 1999


--------------------------------------------------------------------------------
BASED ON NAV                              -1.81%
--------------------------------------------------------------------------------
BASED ON MARKET PRICE                     -2.76%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------

                                   AS OF         AS OF
                                  6/30/99      12/31/98
--------------------------------------------------------------------------------
NET ASSET VALUE                  $7.41          $7.85
--------------------------------------------------------------------------------
MARKET PRICE                     $7.06          $7.56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION REVIEW
--------------------------------------------------------------------------------
The following table shows per share distribution and yield information for the fund as of June 30, 1999.

                                           KEMPER
                                        INTERMEDIATE
                                         GOVERNMENT
                                           TRUST
--------------------------------------------------------------------------------
Six-Month Distribution                     $.3000
--------------------------------------------------------------------------------
June Distribution                          $.0500
--------------------------------------------------------------------------------
Annualized Distribution Rate
(based on net asset value)                   8.10%
--------------------------------------------------------------------------------
Annualized Distribution Rate
(based on market value)                      8.50%
--------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Market price, distribution rates, net asset value and returns are historical and will fluctuate and do not guarantee future results. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.


TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5.00% to 5.50% is 50 basis points.

DURATION A measure of the interest rate sensitivity of a fixed income investment or portfolio. The longer the duration, the greater the portfolio's sensitivity to interest rate fluctuations.

GROSS DOMESTIC PRODUCT (GDP) The market value of goods and services produced by a country during a specified period. It acts as a useful gauge when measuring the strength of an economy, especially when comparing different time periods.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and represents the aggregate percentage or dollar value change over the period.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON, MASS. HE IS A MEMBER OF BOTH THE BLUE CHIP ECONOMIC AND FINANCIAL SURVEYS, AND SERVES ON THE POLICY ADVISORY COMMITTEES OF THE FEDERAL RESERVE BOARDS OF CHICAGO AND CLEVELAND.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

In his July 22 Humphrey-Hawkins testimony on the economy and Fed policy, Federal Reserve Board Chairman Alan Greenspan indicated that the Fed will raise interest rates soon unless job creation slows and productivity continues to increase. But why, ask many investors, is the Fed tightening when there is no indication of inflation?

  Talk of rising interest rates began last spring, and on June 30 the Fed boosted the overnight bank lending rate one quarter of a point (0.25%). With this move the Fed said it was not inclined to increase rates again anytime soon -- although it noted that it was alert to the potential emergence of inflationary pressures that could undermine economic growth. The Fed might then decide that the June rate increase wasn't enough.

  That is exactly what appears to be happening. In his July 22 commentary to the House Banking Committee, which was part of the Fed's twice-yearly outlook report required by the Humphrey-Hawkins Full Employment and Balanced Growth Act of 1978, Greenspan didn't say that the Fed definitely would raise the overnight bank loan rate at its next meeting on August 24. Still, the tone of his report included more warnings than expected about the need to follow the June rate increase with another.

  The possibility of another rate hike frustrates many investors, who do not understand why the Fed is tightening when there are no signs of inflation. But Fed policymakers look at the rate hike another way: If the June 30 increase was not enough to bring inflation risks into balance, a "euphoric" rise in stocks may fuel increased consumer spending, which could necessitate a more disruptive adjustment later. If new data confirms this theory, the Fed will likely act promptly to prevent such an adjustment. In other words, the Fed strongly believes that "a stitch in time saves nine" -- it wants to be preemptive by raising interest rates and slowing the economy BEFORE an inflation problem arises.

  What data may confirm the Fed's theory? To start, the Fed forecasts that the consumer price index (CPI), the average value of an imaginary "basket" of goods and services in the economy, could rise as much as 2.5 percent this year, up from 1.6 percent in 1998. The CPI is the standard measure of inflation in the United States, so a marked increase would suggest rising inflation.

  Employment growth also suggests inflation. Job creation has exceeded the growth of the working-age population by almost one-half a percentage point (0.50%) in the past year. The Fed believes that if the pool of job seekers shrinks sufficiently, upward pressures on wage costs are likely. Such cost increases have invariably presaged rising inflation in that past, and presumably would in the future.

  The Fed also believes that gross domestic product (GDP), the value of all goods and services produced in the United States, is growing faster than it would grow without inflation. The Fed believes that GDP can grow 3.0 percent to
3.5 percent per without generating inflation. Actual 1998 GDP growth was 4.3 percent, and 1999 GDP growth is projected to be 3.8 percent.

  Productivity growth is another indicator of inflation pressure. After languishing at about 1 percent in the 1970s and 1980s, productivity growth has been above 2 percent in each of the past three years. Over the past four quarters it has increased 2.8 percent, and could reach 3.5 percent if second-quarter productivity growth comes in close to 4 percent. According to the Fed, this has enabled output to grow beyond what normally would have been expected -- and has held down inflationary pressures. But productivity must continue to grow at an ever faster pace to keep inflation from accelerating. The Fed is concerned that the gains in technology that have fostered the productivity growth will slow, and any inflationary pressures in the labor market could ultimately show in product prices.

  The improving global economy could also contribute to inflation. Improving economic conditions around the world mean that the U.S. economy will no longer experience declines in basic commodity and import prices that curtailed inflation in recent years. A rise in the price of imported crude oil -- which is used to make everything from gasoline to plastic bags -- is already up 57 percent this year. To the Fed, which cut interest rates by 75 basis points last year because of a slowdown in the global economy, raising interest rates in June and again in August or October is only "taking back" some of what it gave last year.

  Clearly, then, if the Fed does raise interest rates in August or October, it will do so to slow the economy. As a result, consumer spending will likely decrease, leading to a decline in corporate profits. That will have negative effects on capital spending. The end result could be a decline in the value of equities in general.

  Of course, if the economy slows naturally, the Fed is not likely to increase interest rates. If stock markets don't continue "outsized" gains, consumer spending could ease, and business investment could fall back, making a rate hike unnecessary. But for several years the Fed has been counting on an economic slowdown to keep inflation in check. So far, that hasn't happened. And now the Fed feels that unexploited profit-making opportunities made possible by

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                           NOW (7/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate                           5.79                   4.72                   5.46                   6.22
Prime rate                                      8.00                   7.75                   8.50                   8.50
Inflation rate*                                 1.96                   1.61                   1.68                   2.21
The U.S. dollar                                -2.82                  -4.37                   8.79                   7.32
Capital goods orders*                          -0.21                  12.89                  10.92                   7.87
Industrial production *                         2.71                   1.55                   3.59                   5.07
Employment growth                               2.33                   2.25                   2.43                   2.57

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.
 *Data as of 6/30/99.

Source: Economics Department, Scudder Kemper Investments, Inc.

low inflation and the growth of technology may mute a natural cyclical slowdown.

  All things considered, a hike of 25 basis points is likely when the Fed meets in August or October. But one rate hike will likely be the end of the Fed's interest in interest rates for the next six months. The Fed is unlikely to raise rates between November and February because of the Y2K issue: It doesn't want to encourage Y2K fears or appear responsible for Y2K-related volatility in the financial markets.

  The long-term possibility of interest rate hikes is likely to be affected by political considerations. Election primaries begin in February 2000. Will candidates be talking about tax cuts? Medicare reform? Social Security reform? These will be the issues to consider when we look at the economy in early- to mid-2000.

  Hopefully it will be as easy for investors to obtain information about Fed policies at that time as it is today. The Humphrey-Hawkins hearings were created to give Congress and the public some idea of economic growth and inflation. But this round of Humphrey-Hawkins hearings could be the last, because the Humphrey-Hawkins law expires this year. Although Greenspan has said he thinks it is important for the Fed to report to Congress, and House Banking Committee Chairman Jim Leach intends to press for a new law, there has been no move to enact a new reporting requirement. Although the Fed could still provide hearings, without a law forcing it to do so within a certain framework, we would likely have no consistent basis for analyzing monetary policy.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

John E. Silvia

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of Dr. John Silvia as of July 26, 1999, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

To obtain a Kemper Funds prospectus, download one from www.kemper.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG IS LEAD PORTFOLIO MANAGER OF KEMPER INTERMEDIATE GOVERNMENT TRUST. HE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE.

[DUGENSKE PHOTO]

JOHN DUGENSKE IS A PORTFOLIO MANAGER FOR KEMPER INTERMEDIATE GOVERNMENT TRUST. HE IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, JOINING THE FIRM IN 1998.

[DOLAN PHOTO]

SCOTT DOLAN IS A PORTFOLIO MANAGER FOR KEMPER INTERMEDIATE GOVERNMENT TRUST. HE JOINED SCUDDER KEMPER INVESTMENTS IN 1989 AND IS A VICE PRESIDENT.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


ANXIETY ABOUT INFLATION IN THE U.S. AND GROWING CONFIDENCE IN BOND MARKETS ABROAD COMBINED TO PUSH U.S. GOVERNMENT BOND PRICES LOWER DURING THE FIRST SIX MONTHS OF 1999. BELOW, THE FUND'S MANAGEMENT TEAM DISCUSSES THE BEHAVIOR OF THE U.S. GOVERNMENT BOND MARKET AND HOW THE FUND WAS POSITIONED TO RESPOND.

Q      HOW DID THE GOVERNMENT BOND MARKET PERFORM DURING THE FIRST SIX MONTHS OF
THE FISCAL YEAR?

A      The first half of 1999 was a more volatile period than the government bond market typically experiences. The returns investors received varied widely by instrument and by maturity. Mortgage-backed securities tended to outperform Treasuries by a substantial margin, and shorter-term instruments tended to significantly outperform longer-term ones. For example, the Lehman Long Government Bond Index total return year-to-date through June 30 was -6.61 percent. The Lehman Government Bond Index, which contains more short-term bonds, had a total return of -2.27 percent. Mortgages performed much better relatively, with a total return of -0.43 percent as measured by the Lipper U.S. Mortgage Fund Average.*

     The source of this volatility was the changing expectations of investors during the first half of the year. At the beginning of the year, investors seemed to favor the U.S. government market; the U.S. economy was growing well but inflation was subdued. Meanwhile, foreign markets, particularly those in Asia and Latin America, were hindered by uncertainty regarding the strength of their economies and their currencies. Thus, investors tended to favor U.S. government bonds for their relative safety and liquidity. In fact, the 30-year Treasury bond began the year yielding about 5.08 percent, near its historic lows.

     However, investor expectations began to shift as the year developed. In March, Asia began showing signs of recovery, and the Japanese appeared serious about stimulating their economy. Potential problems in Latin American economies, especially Brazil, began to look as if they were under control. At the same time, inflation appeared to reemerge in select areas of the U.S. economy.

     As a result, investors became more comfortable taking a higher degree of risk and began moving money from the U.S. government market into other markets such as emerging markets. Unfortunately, this coincided with a deluge of supply in the U.S. market. The end result was that prices on 30-year Treasury bonds dropped as the yield moved from 5.08 percent at the beginning of 1999 to about 6 percent by June 30. The impact of these sharply higher yields is reflected in the index returns we cited earlier. Prices on intermediate-term bonds also retreated, but not as drastically.

* The Lehman Long Government Bond index is a total return index considered generally representative of the market for government bonds with maturities of ten years or more. The Lehman Government Bond Index is a total return index considered generally representative of the market for government bonds of all maturities. The Lipper U.S. Mortgage Fund Average is an index of the 25 largest funds in Lipper's U.S. Mortgage Fund category. The source is Lipper Analytical Services, Inc.

PERFORMANCE UPDATE

Q     HOW DID YOU POSITION THE FUND DURING THIS VOLATILE PERIOD?

A     Even though the market was volatile, and there was a lot of anxiety among investors, we were reasonably certain of one thing at the beginning of the fiscal year: that rates wouldn't go much lower. Therefore, for most of the six-month period we tried to keep the duration of the fund neutral and worked to add performance by maintaining an overweight in mortgage-backed securities versus Treasuries compared to the fund's benchmark. In part, we bought mortgages because, in an environment of steady or rising interest rates, mortgages generally outperform Treasuries due to the yield advantage they offer. This strategy worked well since mortgages outperformed Treasuries for the majority of the six-month period. We also had some short-term targeted interest rate trades that worked well for the fund.

     One other thing we did was change the peer group against which the fund is managed. Our management style is to create a peer group of funds that we monitor internally. We adjust our fund's holdings and duration versus this peer group, and our goal is to outperform it over time with similar or less volatility. The funds in the old peer group varied widely in the types of instruments in which they could invest, while our charter was very narrow. That made it difficult to know how our competition was invested. Now we have created a much better defined group of funds that have investment limits similar to our own.

Q     DID THE PEER GROUP CHANGE AFFECT HOW YOU INVESTED THE FUND OR ITS
PERFORMANCE?

A     We discovered that our duration was longer than the peer group, so we shortened the fund slightly. But even though we had a longer duration (see Terms To Know on page 2) during the market's most volatile period, our individual issue selection was good enough to keep the fund's performance (-1.81 percent, based on net asset value) right in line with the Lipper average (-1.79 percent for the Lipper Closed-End U.S. Government Fund average) for the first half of 1999.

     Now that we have a highly defined target, we expect to be able to perform more in line with the peer group consistently.

Q    HOW IS THE FUND POSITIONED NOW?

A    We don't expect rates to move up much farther from current levels. In addition, the market seems evenly valued at this point, with no specific area appearing particularly attractive. So we've adopted a fairly neutral duration and a neutral allocation between Treasuries and mortgages.

Q    YOU MENTIONED THAT YOU DON'T THINK RATES WILL CONTINUE TO RISE FURTHER.
WHY?

A    There are several reasons. First, the big first quarter GDP (see Terms To
Know on page 2) number that caused a stir in the market appears to have been an aberration. We think a large part of that was the traditional first quarter spending of tax refunds. The average refund was far more than last year and we think the consumer has put that to work already. It's unlikely that this pace of growth will continue. Inflation remains subdued, and a spring increase in oil prices has already started to ebb. Meanwhile, worker productivity continues to increase, which should help keep price increases and inflation in check.

     Second, the Federal Reserve raised rates 0.25 percent in June, which should help put the brakes on incipient inflation. Third, most economists believe the Federal Reserve will be reluctant to tighten further because they don't want to put undue pressure on fragile recoveries in foreign economies and they don't want to constrain the banking system's liquidity given Y2K concerns.

Q    WILL Y2K HAVE AN IMPACT ON THE MARKET OR THE FUND?

A    With Y2K , the perception may be more important than reality. We don't think the coming of the millennium will cause enormous problems. But it may create an artificially heightened level of fear, which may in turn create opportunities in some areas of the market. We'll keep on the lookout for values and be nimble. We won't vary terrifically from the norm because the market isn't currently compensating us to take more risk. Rather, we'll closely monitor the market and make incremental boosts in yield here and there that we think will add up to nice performance over the longer term.

     The big picture is that investors are able to reap about 6 percent on intermediate-maturity AAA-rated mortgages while inflation remains lodged near 3 percent. So fixed income investors are getting a nice return on their investment and we would expect that to continue.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                      ON 6/30/99              ON 12/31/98
--------------------------------------------------------------------------------
MORTGAGES                                37%                      60%
--------------------------------------------------------------------------------
LONG-TERM GOVERNMENTS                     6                       --
--------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENTS            21                       35
--------------------------------------------------------------------------------
SHORT-TERM GOVERNMENTS                   34                       --
--------------------------------------------------------------------------------
CASH EQUIVALENTS
(ONE YEAR OR LESS)                        2                        5
--------------------------------------------------------------------------------
                                        100%                     100%

                                  [PIE CHART]                        [PIE CHART]
                                  On 6/30/99                         On 12/31/98


Mortgages
Long-term governments
Intermediate-term governments
Short-term governments
Cash and equivalents (one year or less)


AVERAGE MATURITY

--------------------------------------------------------------------------------
                                      ON 6/30/99              ON 12/31/98
--------------------------------------------------------------------------------
AVERAGE MATURITY                      6.1 years                7.1 years
--------------------------------------------------------------------------------

*Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER INTERMEDIATE GOVERNMENT TRUST
Portfolio of Investments at June 30, 1999 (unaudited)
(Dollars in Thousands)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          COUPON                        PRINCIPAL
U.S. GOVERNMENT OBLIGATIONS               TYPE                             RATE          MATURITY        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY                             Notes                            5.25%           2001          $15,300        $ 15,228
SECURITIES - 61.0%                                                         3.77            2002           25,000          25,662
(Cost: $152,918)                                                           6.375           2002           42,000          42,847
                                                                           5.50            2009           24,800          24,226
                                          Bonds                           10.375           2009           24,150          28,844
                                                                          11.25            2015           10,000          14,969
                                          -----------------------------------------------------------------------------------------
                                                                                                                         151,776
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                       Pass-through certificates        6.00            2029           26,913          25,163
MORTGAGE ASSOCIATION - 18.9%                                               7.00     2027 - 2029           21,545          21,310
(Cost: $48,568)                                                            9.00     2018 - 2025              452             481
                                          -----------------------------------------------------------------------------------------
                                                                                                                          46,954
-----------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                          Collateralized mortgage         6.00             2019            6,811           6,713
MORTGAGE ASSOCIATION - 10.6%                obligations
(Cost: $25,175)                           Notes                           6.25            2022            10,000           9,819
                                                                          6.375           2009            10,000           9,951
                                          -----------------------------------------------------------------------------------------
                                                                                                                          26,483
-----------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                         Collateralized mortgage         6.00            2004             6,664           6,617
MORTGAGE ASSOCIATION - 7.5%                 obligations
(Cost: $17,494)                           Pass-through certificates
                                                                          6.25            2021            10,000           9,878
                                                                         10.25            2016             1,915           2,081
                                          -----------------------------------------------------------------------------------------
                                                                                                                          18,576
                                          -----------------------------------------------------------------------------------------
                                          TOTAL U.S. GOVERNMENT OBLIGATIONS--98.0%
                                          (Cost: $244,155)                                                               243,789
                                          -----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET                          (a) Repurchase agreement                                               109             109
INSTRUMENTS - 2.0%                          State Street Bank and Trust Company,
(Cost: $5,106)                              dated 6/30/99, 4.75%, due 7/1/99
                                      (b) Commercial paper                                                 4,997           4,997
                                            Yield - 4.83%
                                            Due - July 1999
                                          -----------------------------------------------------------------------------------------
                                          TOTAL MONEY MARKET INSTRUMENTS--2.0%
                                          (Cost: $5,106)                                                                   5,106
                                          -----------------------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO--100%
                                          (Cost: $249,261)                                                              $248,895
                                          -----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(b) At June 30, 1999, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

Based on the cost of investments of $249,261,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $3,097,000, the gross unrealized depreciation was $3,463,000 and the net unrealized depreciation on investments was $366,000.

PORTFOLIO OF INVESTMENTS

At June 30, 1999, open futures contracts were as follow (in thousands):

                                                                                          UNREALIZED
                                                                          EXPIRATION      GAIN (LOSS)
TYPE                                         FACE AMOUNT    POSITION        MONTH         AT 6/30/99
-------------------------------------------------------------------------------------------------------
Eurodollar                                    $ 70,658        Long        March '00          $(99)
-------------------------------------------------------------------------------------------------------
Eurodollar                                     (70,631)       Short       December '99        153
-------------------------------------------------------------------------------------------------------
U.S. Treasury Note (5 year)                     34,880        Long        September '99       189
-------------------------------------------------------------------------------------------------------
U.S. Treasury Note (10 year)                    10,674        Long        September '99       127
-------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                             (16,227)       Short       September '99       (62)
-------------------------------------------------------------------------------------------------------
  Total net unrealized appreciation on open futures contracts                                $308


See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $249,261)                                                $248,895
------------------------------------------------------------------------
Receivable for:
  Daily variation margin on open futures contracts                   322
------------------------------------------------------------------------
  Investments sold                                                     4
------------------------------------------------------------------------
  Interest                                                         2,913
------------------------------------------------------------------------
    TOTAL ASSETS                                                 252,134
------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
------------------------------------------------------------------------
Cash overdraft                                                        73
------------------------------------------------------------------------

Payable for:
  Management fee                                                     148
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              16
------------------------------------------------------------------------
  Trustees' fees and other                                            18
------------------------------------------------------------------------
      Total liabilities                                              255
------------------------------------------------------------------------
NET ASSETS                                                      $251,879
------------------------------------------------------------------------

------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $299,493
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (47,556)
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                       (366)
------------------------------------------------------------------------
  Futures                                                            308
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $251,879
------------------------------------------------------------------------
NET ASSET VALUE $.01 PAR VALUE PER SHARE
($251,879 + 33,996 shares outstanding)                             $7.41
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended June 30, 1999 (unaudited)
(IN THOUSANDS)

--------------------------------------------------------------------------------------
NET INVESTMENT INCOME
--------------------------------------------------------------------------------------
  Interest income                                                             $  8,275
--------------------------------------------------------------------------------------
Expenses:
    Management fee                                                                 908
--------------------------------------------------------------------------------------
    Custodian and transfer agent fees and related expenses                          53
--------------------------------------------------------------------------------------
    Professional fees                                                               27
--------------------------------------------------------------------------------------
    Reports to shareholders                                                         54
--------------------------------------------------------------------------------------
    Trustees' fees and other                                                        81
--------------------------------------------------------------------------------------
      Total expenses                                                             1,123
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                            7,152
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
--------------------------------------------------------------------------------------

  Net realized loss on sales of:
    Investments                                                                 (6,890)
--------------------------------------------------------------------------------------
    Futures                                                                     (1,615)
--------------------------------------------------------------------------------------
      Net realized loss                                                         (8,505)
--------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
    Investments                                                                 (3,611)
--------------------------------------------------------------------------------------
    Futures                                                                        308
--------------------------------------------------------------------------------------
                                                                                (3,303)
--------------------------------------------------------------------------------------
Net loss on investments                                                        (11,808)
--------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $ (4,656)
--------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (unaudited) and the year ended December 31, 1998
(IN THOUSANDS)

                                                               1999             1998
--------------------------------------------------------------------------------------
OPERATIONS AND DIVIDENDS
--------------------------------------------------------------------------------------
  Net investment income                                      $  7,152           17,789
--------------------------------------------------------------------------------------
  Net realized gain (loss)                                     (8,505)           1,292
--------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)         (3,303)             832
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                     (4,656)          19,913
--------------------------------------------------------------------------------------
  Distribution from net investment income                     (10,199)         (19,086)
--------------------------------------------------------------------------------------
  Tax return of capital distribution                               --           (1,311)
--------------------------------------------------------------------------------------
Total dividends to shareholders                               (10,199)         (20,397)
--------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                  (14,855)            (484)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------
Beginning of period                                           266,734          267,218
--------------------------------------------------------------------------------------
END OF PERIOD                                                $251,879         $266,734
--------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    SIGNIFICANT             Kemper Intermediate Government Trust (the fund) is
     ACCOUNTING POLICIES     registered under the Investment Company Act of
                             1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the fund purchased securities index and interest rate futures to manage the duration of the portfolio, as a temporary substitute for purchasing selected investments and to lock in the purchase price of a security which it expects to purchase in the near future. In addition, the fund also sold securities index and interest rate futures to hedge against declines in the value of portfolio securities and as a temporary substitute for selling selected investments.

                             Upon entering into a futures contract, the fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

NOTES TO FINANCIAL STATEMENTS

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At December 31, 1998, the fund had a tax basis net loss carryforward of approximately $38,420,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 2000 through 2004. In addition, from November 1, 1998 through December 31, 1998 the fund incurred approximately $622,000 of net realized capital losses. As permitted by tax regulations, the fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1999.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The fund adopted a managed distribution policy whereby, in the current interest rate environment, the fund intends to pay a monthly distribution of $.05 per share. The distribution will be made from net investment income, net realized gains and, to the extent necessary, paid-in capital.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

--------------------------------------------------------------------------------
2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .80% of average weekly net assets. The fund incurred a management fee of $908,000 for the six months ended
                             June 30, 1999.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $12,000 for the six months ended June 30, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees
                             of the fund are also officers or directors of
                             Scudder Kemper. For the six months ended June 30,
                             1999, the fund made no payments to its officers and
                             incurred trustees' fees of $11,000 to independent
                             trustees.
--------------------------------------------------------------------------------
3    INVESTMENT
     TRANSACTIONS            For the six months ended June 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $1,090,888
                             Proceeds from sales                      $1,089,631

FINANCIAL HIGHLIGHTS

                                           SIX MONTHS      YEAR ENDED        ONE MONTH
                                             ENDED        DECEMBER 31,         ENDED         YEAR ENDED NOVEMBER 30,
                                            JUNE 30,    -----------------   DECEMBER 31,   ---------------------------
                                              1999       1998      1997         1996        1996      1995      1994
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $   7.85       7.86      7.90        8.02         8.31      7.77      8.69
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .21        .52       .58         .04          .61       .58       .63
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       (.35)       .07       .04        (.10)        (.27)      .56      (.87)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                (.14)       .59       .62        (.06)         .34      1.14      (.24)
----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net investment
  income                                         .30        .56       .59         .05          .62       .60       .68
----------------------------------------------------------------------------------------------------------------------
  Tax return of capital distribution              --        .04       .07         .01          .01        --        --
----------------------------------------------------------------------------------------------------------------------
Total distributions                              .30        .60       .66         .06          .63       .60       .68
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $   7.41       7.85      7.86        7.90         8.02      8.31      7.77
----------------------------------------------------------------------------------------------------------------------
Market value, end of period                 $   7.06       7.56      7.56        7.13         7.38      7.13      7.13
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)
----------------------------------------------------------------------------------------------------------------------
Based on net asset value                       (1.81)%     7.80      8.18        (.81)        4.38     15.20     (2.85)
----------------------------------------------------------------------------------------------------------------------
Based on market value                          (2.76)%     8.13     15.76       (2.66)       12.73      8.50     (8.36)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------------
Expenses                                         .96%       .91       .95         .95          .91       .95       .94
----------------------------------------------------------------------------------------------------------------------
Net investment income                           5.44%      6.68      7.44        6.74         7.61      7.28      7.68
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $251,879    266,734   267,218     268,518      272,757   282,479   264,063
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             830%       422       351          72          577       552       497
----------------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares trade during the period.

Data for the period ended June 30, 1999 is unaudited.

YEAR 2000

YEAR 2000 ISSUE

Like other registered investment companies, the fund could be affected by the inability of some computer systems to recognize the year 2000. The investment manager has a year 2000 readiness program designed to address this problem, and is also researching the readiness of suppliers and business partners as well as issuers of securities the portfolio owns. Still, there's some risk that the year 2000 problem could materially affect the fund's operations such as its ability to calculate net asset value, its investments, or securities markets in general.

--------------------------------------------------------------------------------
SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

On July 14, 1999, the annual shareholders' meeting was held. Kemper Intermediate Government Trust shareholders were asked to vote on two separate issues: election of members to the Board of Trustees and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees. Each of these individuals was elected.

                                  For        Withheld
      James E. Akins           29,449,842     439,746
      James R. Edgar           29,481,052     408,536
      Arthur R. Gottschalk     29,500,781     388,807
      Frederick T. Kelsey      29,545,345     344,243
      Thomas W. Littauer       29,562,858     326,730
      Fred B. Renwick          29,552,990     336,598
      John G. Weithers         29,584,345     305,243

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

           For       Against       Abstain
      29,539,737     102,898       246,952

TRUSTEES&OFFICERS


TRUSTEES                       OFFICERS

JAMES E. AKINS                 MARK S. CASADY             LINDA J. WONDRACK
Trustee                        President                  Vice President

JAMES R. EDGAR                 PHILIP J. COLLORA          MAUREEN E. KANE
Trustee                        Vice President and         Assistant Secretary
                               Secretary

ARTHUR R. GOTTSCHALK           JOHN R. HEBBLE             CAROLINE PEARSON
Trustee                        Treasurer                  Assistant Secretary

FREDERICK T. KELSEY            ANN M. MCCREARY            BRENDA LYONS
Trustee                        Vice President             Assistant Treasurer

THOMAS W. LITTAUER             ROBERT C. PECK, JR.
Trustee and Vice President     Vice President

FRED B. RENWICK                KATHRYN L. QUIRK
Trustee                        Vice President

JOHN G. WEITHERS               RICHARD L. VANDENBERG
Trustee                        Vice President

----------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
----------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219066
                                      Kansas City, MO 64121-9066
----------------------------------------------------------------------------
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
----------------------------------------------------------------------------
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105


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